ANNUAL REPORT
--------------------------------------------------------------------------------

                            Capital Appreciation Fund

--------------------------------------------------------------------------------

                               December 31, 1996

================================================================================


Report Highlights
--------------------------------------------------------------------------------

* Shaking off a variety of concerns, the stock market rose for the sixth straight year as the Federal Reserve kept the economy on an even keel.

* The Capital Appreciation Fund gained 9.23% and 16.82% for the 6- and 12-month periods, respectively, surpassing its Lipper category but not the broad market.

* Energy stocks and companies involved in mergers and restructurings were among the major contributors to the fund's share price gain.

* The fund's overall common stock exposure was unchanged over the year at 51%, but we increased holdings of convertible securities from 19% a year ago to 28% of net assets.

* While underlying conditions are generally favorable, the market's long run and high valuations make us cautious for the coming year.

Fellow Shareholders
--------------------------------------------------------------------------------

     The wind was at our back. The U.S. stock market advanced to its second straight 20%-plus annual gain in a financial environment that was, in a word, benevolent. The Capital Appreciation Fund enjoyed strong results for 1996 that did not match the broad stock market (represented by the unmanaged Standard & Poor's 500 Stock Index) but were in line with competing funds.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/96                            6 Months       12 Months
--------------------------------------------------------------------------------
Capital Appreciation Fund                            9.23%          16.82%

S&P 500                                             11.68           22.96

Lipper Capital Appreciation
Funds Average                                        4.70           16.31
================================================================================

     Our risk-averse approach to investing typically does not generate above-market returns in exuberant years like 1996. It did, however, furnish outstanding capital protection during the few periods of market difficulty, as shown by the fund's six-month return versus its Lipper group. As usual, we expended great effort in conserving your wealth although, as in recent years, the favorable market made such efforts unnecessary. Nothing could make us happier.

Year-End Distributions
--------------------------------------------------------------------------------

     On December 26, your Board of Directors declared an income distribution of $0.60 per share, a short-term capital gain of $0.22 per share, and a long-term capital gain of $0.68 per share. All were paid on December 30 to shareholders of record on December 26. You should already have received a check or statement reflecting these distributions as well as your Form 1099-DIV reporting them for tax purposes.

Market Environment
--------------------------------------------------------------------------------

     The stock market advanced for the sixth straight year. In all this time there has not been a single 10% price decline, approximately doubling the previous record for such easy sailing. Largely responsible for this fine financial weather was the Federal Reserve's success in coping with myriad economic and monetary problems. The exchange value of the dollar, the budget deficit, the trade deficit, trading partner crises, excessive bond speculation - it mattered not. The Fed adroitly kept our economy and financial position on an even keel.

==============================
Large-company           stocks
substantially     outperformed
smaller ones.
------------------------------

     Beneath the generally tranquil surface were dangerous currents and eddies. Most bond market investors, for example, were lucky to earn their coupons. Not only did interest rates rise modestly over the year, they were higher than many overseas rates. The continuing tidal wave of money into equity mutual funds suggested an absence of normal financial prudence. Large-company stocks substantially outperformed smaller ones. Inflation, while moderate, showed signs of accelerating. While the economic barometer suggested a slowdown over the summer, by year-end it was clear this was not the case. Our biggest concern is the burgeoning growth of unfunded liabilities represented by future Social Security and Medicare costs. In short, any number of issues could have triggered a major market correction; that they did not is largely to the credit of the Fed and perhaps general investor confidence - or overconfidence.

Portfolio Highlights
--------------------------------------------------------------------------------

     The fund had several notable successes in 1996. Specifically, during the second half PHH and Centerior Energy made major contributions to performance. Both were the object of merger negotiations. We were particularly pleased with Centerior since it is the fund's largest holding and, we believe, has further upside potential once the merger is completed. Other positions that benefited from corporate transactions such as mergers and financial restructuring were Ciba-Geigy, Teledyne, Alexander & Alexander, Reebok, DeBartolo, Manville/Schuller, Murphy Oil, Corning, and Santa Fe Pacific Gold.

     Looking at our holdings from an industry perspective, it was gratifying to see strong upswings in our media and energy positions. Major newspapers such as the New York Times and the Washington Post typically benefit from Olympic- and election-year cycles, and this was clearly the case in 1996. Many of our oil stocks also appreciated significantly, making energy one of the major contributors among sectors, as shown in the Performance Contributions table following this letter. Texaco was a standout. While we have been selling a number of these positions as they reach our price targets, we remain confident of the oil industry's outlook and have also established some new positions, notably Amerada Hess.

     On the negative side of the ledger we were fortunate to have few significant losers. We are skeptical that good security selection alone is responsible for this gratifying phenomenon; the placid economic waters and strong stock market are as likely contributors. Until we experience some rough weather, we won't know for sure if or where the ship leaks.

[Pie chart here (wrap following paragraph around it). Edgar description: A pie chart "Security Diversification": common stocks 51%, convertibles 28%, preferred stocks 4%, bonds 6%, reserves 11%.]

     Our asset allocation continued to shift in the second half of the year. We have found a considerable number of attractive convertible securities, and that asset class now represents 28% of the portfolio. These purchases were funded largely by drawing down cash reserves. Common stocks, our largest asset category, finished the year at 51% of the portfolio, unchanged from June 30 as significant buying and selling of different stocks largely offset one another. While we continue to focus our management effort on individual securities, it's comforting to remember that the fund's broad asset diversification provides some ballast to temper the pitch and roll of its share price.

Fund Operating Guidelines
--------------------------------------------------------------------------------

     Every year we make hundreds of large and small decisions while managing your fund. Obviously, we try to make them in a thoughtful manner, weighing each individually. At the same time, we maintain broad guidelines to provide a consistent theme to all these decisions. Since the guidelines are important and help distinguish the fund from its competitors, we like to include them in annual reports.

*    We work as hard to reduce risk as to maximize gain.

* Attractively priced value stocks (as opposed to growth stocks) are our investment of choice.

* We will make short-term, opportunistic investments as well as more typical long-term ones.

* No type of investment is off limits (bonds, stocks, convertibles, etc.) if the risk/reward characteristics are attractive.

*    Our  decisions  reflect  case-by-case   investment  judgment;  we  have  no
     all-encompassing formula.

* Our asset allocations result from individual security decisions, not vice versa. * In general, we favor large-cap stocks over small-cap, because we like to take big positions, making the most of our intensive analysis of individual securities.

Outlook
--------------------------------------------------------------------------------

     New highs by both the stock market and your fund have become commonplace, making it easy to forget that in the 16 years ending 1982 (the first years of my career) there was virtually no appreciation by the market whatsoever. We only wish we knew which of these two extreme conditions is most probable in the future. Clearly, the market's six straight positive years have moved us into uncharted waters, and only an unabashed optimist or fool would not prepare for possible difficulties ahead. Of course, there have been many valid reasons for concern during recent years, but the very fact that none seriously distressed the market makes it even more difficult for today's investors to maintain caution. Nevertheless, we think the odds favor a storm and, while always sailing with battened-down hatches, intend to be particularly careful.

==============================
The   market's   six  straight
positive  years  have moved us
into uncharted waters.
------------------------------

     Our outlook continues to be based upon an examination of three broad market factors: earnings, interest rates and valuation. A word on each.

              Earnings seem likely to continue growing in 1997. Personal incom e gains, while strong, have mainly benefited higher-paid workers so far.

     Lower-paid workers are in increasing demand, however, which sh ould improve their incomes significantly. As sure as calm follows storm, we are certain that rising incomes will boost retail sales, setting off a chain reaction that will generate an improving economy and reasonable earnings gains.

     We are less optimistic about interest rates. With wages moving higher and raw materials prices, particularly energy, showing some strength, inflation seems likely to continue creeping higher. Since the U.S. budget and trade deficits give the Fed little leeway, the best we can hope for in the strong economy we anticipate is flat interest rates. Only if the economy and consequently earnings were to weaken - hardly good for stocks - would we expect interest rates to fall.

     Valuation is the big negative. Based on price/book and price/earnings ratios, and on dividend yields, the stock market is dramatically overvalued. Of course, one could have said the same thing over the last several years, and we did. It's impossible to know when or even how this valuation extreme will be corrected. Strong earnings and dividend growth may continue, or prices may decline.

     Given this uncertain outlook, we intend to continue acting in moderation. There are always attractive securities to buy, and we will buy them. When holdings reach our target prices or prove themselves otherwise unworthy, we will sell them. We urge our shareholders to be similarly moderate. True, we often cannot predict, much less command, the wind. We can, however, adjust the sails.

Respectfully submitted,

[Signature]

Richard P. Howard
President and Chairman of the Investment Advisory Committee

January 20, 1997

================================================================================
Sticking To Your Game Plan
--------------------------------------------------------------------------------


     [An 8-bar chart showing best and worst annualized total returns of stocks for various rolling time periods between 1950 and 1996]


     In our report to you one year ago, we mentioned the possibility of a modest decline in stock prices. In fact, from May to July 1996, the broad market (as measured by the Standard & Poor's 500 Stock Index) fell around 7%. However, the bull market resumed its charge to post a robust 23% gain for the year.

     Some believe the market is poised for a significant downturn. We do not expect a major drop in stock prices in 1997, although another modest pullback is possible. On balance, we expect stocks to advance at a much slower pace.

     How should you prepare for a potential market pullback? As always, our advice is to diversify your investments and focus on the long term. If you've implemented a sound investment strategy, stay the course. Stocks have historically overcome periods of volatility to provide better returns than most other investments. Market corrections can even have a silver lining because they result in good buying opportunities.

     Furthermore, the volatility of stock market returns has diminished significantly over longer time frames. The chart shows the best and worst annualized returns on stocks over various rolling time periods between 1950 and 1996. (For instance, there were 37 rolling 10-year periods: 1950-1960, 1951-1961, etc.) Investors who held stocks for only one year could have had as much as a 52.6% gain, or as little as a 26.5% loss -- a spread of 79 percentage points. However, investors who held stocks for 10-year periods or longer always overcame interim volatility to post gains for the entire period.

In addition, a well-diversified portfolio can weather volatility better than a more concentrated portfolio over the long term and particularly during market corrections. For example, during last summer's correction, small-company stocks fell nearly 16% while large-company issues dropped 7.3%. However, a portfolio diversified among large U.S. companies (30% of assets), small U.S. companies (15%), foreign companies (15%), intermediate-term Treasury bonds (30%), and Treasury bills (10%) would have lost a smaller 5.2% of its value. {1}

Above all, remember that investing is a long-distance race, not a sprint.

{1} Ned Davis Research.

Portfolio Highlights
================================================================================
CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
6 Months Ended 12/31/96
Ten Best Contributors
================================================================================
Centerior Energy/Cleveland Electric                                  25cents
PHH                                                                  12
Loews                                                                 7
New York Times                                                        7
Automatic Data Processing                                             7
Sallie Mae                                                            5
Murphy Oil                                                            5
Texaco                                                                4
American Express                                                      3
USF&G                                                                 3
--------------------------------------------------------------------------------
Total                                                                78cents

Ten Worst Contributors
Great Lakes Chemical                                                 -4cents
Newmont Mining                                                        2
Sandoz Capital *                                                      1
Republic of Austria **                                                1
Homestake Mining                                                      1
A. T. Cross                                                           1
LONRHO                                                                1
Hills Stores                                                          1
Sun Company                                                           1
Polaroid                                                              1
--------------------------------------------------------------------------------
Total                                                                -14cents

12 Months Ended 12/31/96
================================================================================
Ten Best Contributors
Centerior Energy/Cleveland Electric                                  23cents
PHH                                                                  16
Ciba-Geigy ***                                                       12
New York Times                                                       11
Automatic Data Processing                                            10
Sallie Mae                                                            8
Loews                                                                 8
Murphy Oil                                                            7
Texaco                                                                6
Schuller                                                              5
--------------------------------------------------------------------------------
Total                                                                106cents

Ten Worst Contributors
Great Lakes Chemical                                                 -6cents
Entergy                                                               1
Polaroid                                                              1
Sandoz Capital                                                        1
Hills Stores                                                          1
Republic of Austria                                                   0
Niagara Mohawk                                                        0
A. T. Cross                                                           0
Overseas Shipholding Group                                            0
Outboard Marine                                                       0
--------------------------------------------------------------------------------
Total                                                                -10cents
--------------------------------------------------------------------------------
*    Position added
**   Position eliminated
***  Merged into Novartis

================================================================================
Portfolio Highlights
================================================================================
TWENTY-FIVE LARGEST HOLDINGS
--------------------------------------------------------------------------------
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/96
--------------------------------------------------------------------------------
Centerior Energy/Cleveland Electric                                         6.8%
Automatic Data Processing                                                   4.5
Genentech                                                                   3.2
Loews                                                                       2.9
New York Times                                                              2.9
--------------------------------------------------------------------------------
Amerada Hess                                                                2.4
Rouse                                                                       2.0
Washington Post                                                             2.0
Sandoz Capital                                                              2.0
Tennessee Valley                                                            1.9
--------------------------------------------------------------------------------
Texaco                                                                      1.8
Homestake Mining                                                            1.8
Murphy Oil                                                                  1.8
Kemper                                                                      1.8
U.S. West                                                                   1.7
--------------------------------------------------------------------------------
Turner Broadcasting Systems                                                 1.6
USF&G                                                                       1.5
Newmont Mining                                                              1.4
Time Warner                                                                 1.4
Cellular Communications                                                     1.3
--------------------------------------------------------------------------------
Unicom                                                                      1.3
Atlantic Richfield                                                          1.2
Comcast                                                                     1.2
Sallie Mae                                                                  1.2
Chris-Craft                                                                 1.1
--------------------------------------------------------------------------------
Total                                                                      52.7%
================================================================================

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Capital Appreciation SEC Chart Shown Here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 12/31/96         1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Capital Appreciation Fund      16.82%      14.12%      13.46%       13.39%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
    Year
    Ended

    12/31/96    12/31/95    12/31/94    12/31/93    12/31/92

NET ASSET VALUE
Beginning of period .....................        $    13.67       $    12.10       $    12.66       $    11.39       $    11.02
Investment activities
    Net investment income ...............              0.60             0.43             0.35             0.26             0.51
    Net realized and
    unrealized gain (loss) ..............              1.70             2.30             0.13             1.52             0.52
    Total from
    investment activities ...............              2.30             2.73             0.48             1.78             1.03
Distributions
    Net investment income ...............             (0.60)           (0.44)           (0.35)           (0.18)           (0.50)
    Net realized gain ...................             (0.90)           (0.72)           (0.69)           (0.33)           (0.16)
    Total distributions .................             (1.50)           (1.16)           (1.04)           (0.51)           (0.66)
NET ASSET VALUE
End of period ...........................        $    14.47       $    13.67       $    12.10       $    12.66       $    11.39
Ratios/Supplemental Data
Total return ............................             16.82%           22.57%            3.80%           15.66%            9.36%
Ratio of expenses to
average net assets ......................              0.76%            0.97%            1.10%            1.09%            1.08%
Ratio of net investment
income to average
net assets ..............................              4.07%            3.28%            2.91%            2.37%            4.28%
Portfolio turnover rate .................              44.2%            47.0%            43.6%            39.4%            30.3%
Average commission
rate paid ...............................        $   0.0769               --               --               --               --
Net assets, end of period
(in thousands) ..........................        $  959,942       $  864,273       $  654,999       $  536,244       $  359,272
====================================================================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                               Shares/Par  Value
In thousands
--------------------------------------------------------------------------------
Common Stocks  50.4%
FINANCIAL  8.4%
Insurance  4.5%
Alexander & Alexander ..............................       100,000 $       1,738
Harleysville Group .................................       110,000         3,327
Loews ..............................................       300,000        28,275
Unitrin ............................................       130,000         7,280
Willis-Corroon ADR .................................       250,000         2,875
                                                                          43,495

Financial Services 3.9%
American Express ...................................       150,000         8,475
Fannie Mae .........................................       195,000         7,264
Fund American Enterprises ..........................        65,000         6,224
Sallie Mae .........................................       125,000        11,641
Zurich Reinsurance .................................       110,000         3,437
                                                                          37,041

Bank and Trust 0.0%
Bank Fuer International Zahlung (CHF) ............              75           560
                                                                             560
Total Financial 81,096

UTILITIES 6.6%
Electric Utilities 6.6%

Centerior Energy .................................       4,040,000        43,430
Entergy ..........................................         140,000         3,885
Ohio Edison ......................................          80,000         1,820
Public Service of New Mexico .....................          95,000         1,865
Unicom ...........................................         450,000        12,206
Total Utilities...................................                        63,206

CONSUMER NONDURABLES  5.2%
Food Processing 0.2%
McCormick ........................................          70,000         1,650
                                                                           1,650

Pharmaceuticals  3.8%
Genentech * ....................................        575,000 $         30,834
Novartis (CHF) .................................            2,666          3,053
Schering-Plough ................................           50,000          3,238
                                                                          37,125

Miscellaneous Consumer Products 1.2%
A. T. Cross (Class A) ..........................          115,000          1,337
Philip Morris ..................................           90,000         10,136
                                                                          11,473
Total Consumer Nondurables .....................           50,248

CONSUMER SERVICES 8.3%
General Merchandisers 0.4%
Hills Stores * .................................          200,000          1,200
Wal-Mart .......................................          115,000          2,631
                                                                           3,831

Specialty Merchandisers 0.9%
Petrie Stores Liquidation Trust * ..............        2,560,000          6,880
Toys "R" Us * ..................................           50,000          1,500
                                                                           8,380

Entertainment and Leisure 0.0%
Reader's Digest (Class A) ......................           10,000            402
                                                                             402

Media and Communications 7.0%
Chris-Craft * .......................................      260,000        10,887
Meredith ............................................      125,000         6,594
New York Times (Class A) ............................      730,000        27,740
Times Mirror (Class A) ..............................       65,000         3,234
Washington Post (Class B) ...........................       57,000        19,102
                                                                          67,557
Total Consumer Services 80,170

CONSUMER CYCLICALS 2.1%
Miscellaneous Consumer Durables 2.1%
Corning .............................................      224,750        10,395
Polaroid ............................................      215,000         9,352
Total Consumer Cyclicals ............................                     19,747

TECHNOLOGY 1.2%
Information Processing 0.6%
IBM .................................................       37,500       $ 5,663
                                                                           5,663

Aerospace and Defense 0.6%
Allegheny Teldyne ...................................      235,000         5,405
                                                                           5,405
Total Technology ....................................                     11,068

BUSINESS SERVICES AND
TRANSPORTATION 1.8%
Transportation Services 1.8%
Overseas Shipholding Group ..........................      275,000         4,675
PHH .................................................      187,500         8,063
Ryder System ........................................      170,000         4,781
Total Business Services and Transportation ..........                     17,519

ENERGY  9.7%
Exploration and Production  0.6%
Mitchell Energy & Development ....................        250,000          5,625
                                                                           5,625

Integrated Petroleum - Domestic 7.3%
Amerada Hess .....................................        400,000         23,150
Atlantic Richfield ...............................         90,000         11,925
Kerr-McGee .......................................         40,000          2,880
Murphy Oil .......................................        305,000         16,966
Oryx Energy * ....................................         70,000          1,733
Sun Company ......................................        225,000          5,484
Union Texas Petroleum ............................        340,000          7,607
                                                                          69,745

Integrated Petroleum - International 1.8%
Petro-Canada .....................................         30,000            420
Texaco ...........................................        175,000         17,172
                                                                          17,592
Total Energy .....................................         92,962

PROCESS INDUSTRIES 3.2%
Specialty Chemicals 1.0%
Great Lakes Chemical .............................        205,000 $        9,584
                                                                           9,584

Paper and Paper Products 0.3%
International Paper ..............................         80,000          3,230
                                                                           3,230

Forest Products 1.1%
Weyerhaeuser .....................................        225,000         10,659
                                                                          10,659

Building and Construction 0.8%
Schuller ........................................         680,000          7,225
                                                                           7,225
Total Process Industries ........................                         30,698

BASIC MATERIALS 3.0%
Metals 0.1%
Hecla Mining * ..................................         140,000            787
                                                                             787

Mining 2.9%
Bougainville Copper (AUD) .......................       1,000,000            366
Homestake Mining ................................         375,000          5,344
LONRHO (GBP) ....................................         700,000          1,499
Newmont Mining ..................................         300,000         13,425
Santa Fe Pacific Gold ...........................         500,000          7,687
                                                                          28,321
Total Basic Materials ...........................                         29,108

Miscellaneous Common Stocks 0.9% ................                          8,358
Total Common Stocks (Cost $  356,979)............                        484,180

Preferred Stocks 4.6%
Cleveland Electric, $1.88 Adj., Series L ........          60,000          4,890
Cleveland Electric, $90, Series S ...............          10,800         10,874
Cleveland Electric, 8.80%, Series R .............           6,575          6,555
Entergy GSU, 8.75%, Adj. B ......................          39,959          1,958
Kemper (144a), Series E .........................         326,000         16,952
Niagara Mohawk, Adj., Series A ..................          34,000       $    604
Niagara Mohawk, Adj., Series B ..................          25,349            497
Niagara Mohawk, Adj., Series C ..................          99,300          1,887
Total Preferred Stocks (Cost $   38,920).........                         44,217

Convertible Preferred Stocks 0.6%
International Paper, 5.25% ......................          25,000          1,156
Microsoft, $2.196, Series A * ...................          50,000          4,003
Total Convertible Preferred Stocks (Cost $5,165).                          5,159

Convertible Bonds  27.6%
ALZA, LYONS, Zero Coupon, 7/14/14.......................   $11,300,000     4,675
Automatic Data Processing, LYONS
         Zero Coupon, 2/20/12 ..........................    76,000,000    43,351
Cellular Communications (144a), Zero Coupon, 7/27/99 ...    15,450,000    12,901
Chubb, 6.00%, 5/15/98 ..................................     5,500,000     6,820
Comcast, Sub. Deb., 3.375%, 9/9/05 .....................    12,500,000    11,754
Cooper Industries, Sub. Deb., 7.05%, 1/1/15 ............     1,728,000     1,848
Enserch, 6.375%, 4/1/02 ................................     9,650,000     9,505
Grand Metropolitan, 6.50%, 1/31/00 .....................     2,600,000     3,085
Grand Metropolitan (144a), 6.50%, 1/31/00 ..............     7,650,000     9,078
Home Depot, 3.25%, 10/1/01 .............................     3,750,000     3,663
Homestake Mining (144a), Sub. Deb., 5.50%, 6/23/00 .....    12,300,000    11,839

LONRHO, 6.00%, 2/27/04 (GBP) ...........................     3,500,000     5,434
McKesson, Sub. Deb., 4.50%, 3/1/04 .....................     3,250,000     2,849
Office Depot, LYONS, Zero Coupon, 12/11/07 .............     2,000,000     1,198
Office Depot, LYONS, Zero Coupon, 11/1/08 ..............     8,000,000     4,549
Outboard Marine, Deb., 7.00%, 7/1/02 ...................     4,500,000     4,421
Potomac Electric Power, Sub. Deb., 5.00%, 9/1/02 .......     5,800,000     5,394
PriceCostco, Sub. Deb., 5.50%, 2/28/12 .................     2,500,000     2,668
Rouse, Sub. Deb., 5.75%, 7/23/02 .......................    18,000,000    19,417
Sandoz Capital, 2.00%, 10/6/02 .........................    17,500,000    18,812
Silicon Graphics (144a), Zero Coupon, 11/2/13 ..........    11,250,000     5,963
Time Warner, LYONS, Zero Coupon, 12/17/12 ..............    35,000,000    13,316
Turner Broadcasting Systems, LYONS
         Zero Coupon, 2/13/07 ..........................    31,500,000    15,474
U. S. West, LYONS, Zero Coupon, 6/25/11.................  $ 45,000,000  $ 16,407
UBS Finance Delaware, MTN, 2.00%, 12/15/00..............     1,000,000       933
USF&G, Zero Coupon, 3/3/09..............................    21,000,000    14,144
WMX Technologies, Sub. Deb., 2.00%, 1/24/05.............    11,500,000    10,765
Miscellaneous Convertible Bonds.........................                   4,428
Total Convertible Bonds (Cost  $247,953)................                 264,691

U.S. Government Obligations/
Agencies  7.5%
Federal National Mortgage Assn., MTN
        5.37%, 2/7/01 ..................................     5,000,000     4,829
Tennessee Valley Authority
        5.98%, 4/1/36 ..................................    18,000,000    18,281
U.S. Treasury Notes
        5.75%, 10/31/97 ................................     9,000,000     9,013
        6.125%, 7/31/00 ................................     2,000,000     2,000
        6.75%, 5/31/99 .................................     5,000,000     5,085
        7.375%, 11/15/97 ...............................     8,000,000     8,115
Miscellaneous U.S. Government Obligations/Agencies .....                  24,789
Total U.S. Government Obligations/Agencies (Cost $71,709)                 72,112

Options Purchase 0.5%
Allegheny Teledyne "B" Puts, 1/18/97 @ $20.00 * ........           130         2
Allegheny Teledyne "B" Puts, 1/18/97 @ $22.50 * ........           220         8
Allegheny Teledyne "B" Puts, 4/19/97 @ $25.00 * ........           120        30
Amerada Hess "B" Puts, 5/17/97 @ $60.00 * ..............           250       102
Automatic Data Processing "B" Puts, 2/22/97 @ $40.00 * .           235        12
Automatic Data Processing "B" Puts, 2/22/97 @ $45.00 * .           610       164
Automatic Data Processing "B" Puts, 2/22/97 @ $50.00 * .           100        71
HFS "B" Puts, 4/19/97 @ $60.00 * .......................           250       164
HFS "B" Puts, 4/19/97 @ $85.00 * .......................           250       633
HFS "B" Puts, 7/19/97 @ $60.00 * .......................           500       494
Home Depot "B" Puts, 5/17/97 @ $60.00 * ................           250       250

IBM "B" Puts, 1/18/97 @ $110.00 * ......................           160         1
IBM "B" Puts, 4/19/97 @ $140.00 * ......................            75        38
IBM "B" Puts, 7/19/97 @ $155.00 * ......................           125       170
IBM "B" Puts, 7/19/97 @ $160.00 * .....................        125 $         203
IBM "B" Puts, 7/19/97 @ $170.00 * .....................          125         287
Microsoft "B" Puts, 7/19/97 @ $85.00 * ................          250         203
Philip Morris "B" Puts, 3/22/97 @ $105.00 * ...........          100          23
Philip Morris "B" Puts, 3/22/97 @ $115.00 * ...........          150          79
PriceCostco "B" Puts, 7/19/97 @ $30.00 * ..............          250         132
Schering Plough "B" Puts, 5/17/97 @ $70.00 * ..........          250         162
Schering Plough "B" Puts, 5/17/97 @ $75.00 * ..........          250         269
Silicon Graphics "B" Puts, 2/22/97 @ $30.00 * .........          250         117
Texaco "B" Puts, 4/19/97 @ $95.00 * ...................          100          31
Times Mirror "B" Puts, 3/22/97 @ $50.00 * .............          110          24
Toys R Us "B" Puts, 1/18/97 @ $35.00 * ................          100          49
Toys R Us "B" Puts, 3/22/97 @ $35.00 * ................          200         102
Toys R Us "B" Puts, 6/21/97 @ $40.00 * ................          500         503
Wal Mart "B" Puts, 3/22/97 @ $27.50 * .................          700         319
Wal Mart "B" Puts, 3/22/97 @ $30.00 * .................          450         321
Total Options Purchased (Cost $5,216) .................                    4,963

Short-Term Investments  10.0%
Certificates of Deposit  2.1%
Bayerische Hypotheken und Wechsel, (London)
        5.62%, 2/27/97 ..............................     $10,000,000     10,000
National Westminster Bank, 5.41%, 2/10/97 ...........      10,000,000     10,000
                                                                          20,000

Commercial Paper  6.9%
Beta Finance, 4(2), 5.34%, 1/7/97 ........................   10,000,000    9,991
Caterpillar Financial Services, 5.40%, 2/4/97 ............   10,000,000    9,949
Cregem North America, 5.45%, 1/10/97 .....................   10,000,000    9,986
Falcon Asset Securitization, 4(2), 5.30%, 2/19/97 ........   10,000,000    9,928
Investments in Commercial Paper through a joint account
        6.75-7.10%, 1/2/97 ...............................   16,149,004   16,146
Unifunding, 5.44%, 1/6/97 ................................   10,000,000    9,993
                                                                          65,993

Medium-Term Notes  1.0%
Morgan Stanley Group, VR, 5.656%,
1/31/97 ...................................                  10,000,000  10,003
                                                                         10,003

Total Short-Term Investments (Cost $95,996)                              95,996
Total Investments in Securities
101.2% of Net Assets (Cost $821,938) ......                         $   971,318
Other Assets Less Liabilities .............                             (11,376)
NET ASSETS $ 959,942 Net Assets Consist of:
Accumulated net investment income -
net of distributions ......................                              $  365
Accumulated net realized gain/loss -
net of distributions ......................                              19,105
Net unrealized gain (loss) ................                             149,382
Paid-in-capital applicable to
66,341,612 shares of no par
value capital stock outstanding;
unlimited shares authorized ...............                             791,090
NET ASSETS ................................                            $959,942
NET ASSET VALUE PER SHARE .................                              $14.47

--------------------------------------------------------------------------------
*    Non-income producing
MTN  Medium term note
VR   Variable rate
4(2) Commercial  paper  sold  within  terms of a private  placement  memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." 144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at year-end amounts to 5.9% of net assets. AUD Australian dollar CHF Swiss franc GBP British sterling
================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                            Year
                                                                           Ended
                                                                        12/31/96
--------------------------------------------------------------------------------
Investment Income
Income
    Dividend .................................................          $ 22,219
    Interest .................................................            21,718
    Total income .............................................            43,937
Expenses
    Investment management ....................................             4,218
    Shareholder servicing ....................................             2,304
    Custody and accounting ...................................               178
    Registration .............................................                78
    Prospectus and shareholder reports .......................                62
    Legal and audit ..........................................                19
    Directors ................................................                16
    Miscellaneous ............................................                 5
    Total expenses ...........................................             6,880
Net investment income ........................................            37,057
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
    Securities ...............................................            69,918
    Foreign currency transactions ............................                21
    Net realized gain (loss) .................................            69,939
Change in net unrealized gain or loss on
    Securities ...............................................            35,502
    Other assets and liabilities
    denominated in foreign currencies ........................                 2
    Change in net unrealized gain or loss ....................            35,504
Net realized and unrealized gain (loss) ......................           105,443
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS .......................................          $142,500
================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                             Year
                                                            Ended
                                                         12/31/96     12/31/95
================================================================================
Increase (Decrease) in Net Assets
Operations
    Net investment income ...........................   $  37,057    $  25,466
    Net realized gain (loss) ........................      69,939       37,005
    Change in net unrealized gain or loss ...........      35,504       92,350
    Increase (decrease) in net assets from operations     142,500      154,821
Distributions to shareholders
    Net investment income ...........................     (36,888)     (25,734)
    Net realized gain ...............................     (55,332)     (42,109)
    Decrease in net assets from distributions .......     (92,220)     (67,843)
Capital share transactions *
    Shares sold .....................................     233,393      240,766
    Distributions reinvested ........................      89,884       65,960
    Shares redeemed .................................    (277,888)    (184,430)
    Increase (decrease) in net assets from capital
    share transactions ..............................      45,389      122,296
Net Assets
Increase (decrease) during period ...................      95,669      209,274
Beginning of period .................................     864,273      654,999
End of period .......................................  $  959,942    $ 864,273
*Share information
    Shares sold .....................................      16,009       18,018
    Distributions reinvested ........................       6,208        4,829
    Shares redeemed .................................     (19,115)     (13,738)
    Increase (decrease) in shares outstanding .......       3,102        9,109
================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     T. Rowe Price Capital Appreciation Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1986.

Valuation

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Trustees, or by persons delegated by the Board, best to reflect fair value. In the absence of a last sale price, purchased options are valued at the mean of the latest bid and asked prices.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Currency Translation

     Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts

     Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Options

     Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Options are reflected in the accompanying Statement of Net Assets at market value.

Commercial Paper Joint Account

     The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Other

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $429,740,000 and $334,697,000, respectively, for the year ended December 31, 1996.

NOTE 3 - FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $821,938,000, and net unrealized gain aggregated $149,380,000, of which $164,181,000 related to appreciated investments and $14,801,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $332,000 was payable at December 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At December 31, 1996, and for the year then ended, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Additionally, the management fee is subject to a performance adjustment dependent upon the investment performance of the fund as compared to the Standard & Poor's 500 Stock Index over a running 36-month period, as set forth in the investment management agreement. The performance adjustment for the year ended December 31, 1996 decreased management fees by $1,530,000.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,048,000 for the year ended December 31, 1996, of which $194,000 was payable at period-end.

================================================================================
Report of Independent Accountants
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of
T. Rowe Price Capital Appreciation Fund

     We have audited the accompanying statement of net assets of T. Rowe Price Capital Appreciation Fund as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Capital Appreciation Fund as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
January 20, 1997

================================================================================
T. Rowe Price Shareholder Services
================================================================================
================================================================================
Investment Services And Information
--------------------------------------------------------------------------------

Knowledgeable Service Representatives
--------------------------------------------------------------------------------

By Phone

     Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person

     Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

Automated 24-Hour Services
--------------------------------------------------------------------------------

Tele*Access [Registration Mark]

     Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

T.Rowe Price OnLine

     Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity Accounts.

Account Services
--------------------------------------------------------------------------------

Checking

     Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing

     Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

Automatic Withdrawal

     If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options

     Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*
--------------------------------------------------------------------------------

Investments Available

     You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

To Open an Account

     Call a shareholder service representative for more information.

Investment Information
--------------------------------------------------------------------------------

Combined Statement

     A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by typeNstock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports

     Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. Rowe Price Report

     This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update

     This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights

     This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides

     Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

================================================================================
T. Rowe Price Mutual Funds
================================================================================
================================================================================
Mutual Funds
--------------------------------------------------------------------------------

Stock Funds
================================================================================

Domestic
--------------------------------------------------------------------------------
Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity  Index
Financial  Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap  Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
OTC
Science   &   Technology
Small-Cap   Value*
Spectrum   Growth
Value

International/Global
--------------------------------------------------------------------------------
European  Stock
Global  Stock
International  Discovery
International  Stock
Japan
Latin  America
New  Asia
Spectrum  International

Bond Funds
================================================================================

Domestic Taxable
--------------------------------------------------------------------------------
Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
 Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

Domestic   Tax-free
--------------------------------------------------------------------------------
California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global
--------------------------------------------------------------------------------
Global Government Bond
Emerging Markets Bond
International Bond

Money Market
================================================================================

Taxable
--------------------------------------------------------------------------------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
--------------------------------------------------------------------------------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset
================================================================================

Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. Rowe Price No-Load Variable Annuity
================================================================================

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.

     Please call for a prospectus. Read it carefully before you invest or send money.

================================================================================
T. Rowe Price Discount Brokerage
================================================================================
================================================================================
Discount Brokerage
A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC
--------------------------------------------------------------------------------

     This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-at considerable commission savings. We also provide a wide range of services, including:

Automated Telephone and Computer Services

     You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.*

Investor Information

     A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and optional S&P Stock Reports, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment

     Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Discount applies to our current commission schedule; subject to our $35 minimum commission.

                      For yield, price, last transaction,
                         current balance, or to conduct
                         transactions, 24 hours, 7 days
                          a week, call Tele*Access(R):
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                            625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                               Internet address:
                           http://www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                            Baltimore, Maryland 21202

                         This report is authorized for
                        distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
                    T. Rowe Price Capital Appreciation Fund.

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                              4200 West Cypress St.
                                   10th Floor
                                 Tampa, FL 33607
              T. Rowe Price Investment Services, Inc., Distributor.
                                RPRTCAF 12/31/96